                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 April 16, 1996
                 ---------------------------------------------

                             OMNIPOINT CORPORATION
              (Exact Name of Registrant as Specified in Charter)

             Delaware                   0-27442                  04-2969720
         ----------------           ---------------          -------------------
     (State of Incorporation)   (Commission File Number)        (IRS Employer
                                                             Identification No.)

                       2000 North 14th Street, Suite 500
              Arlington, VA                                  22201
       ----------------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)

                                (703) 522-7778
                        -------------------------------
                        (Registrant's telephone number)

Item 5.  Other Events.
         ------------

        On April 16, 1996, Omnipoint Corporation (the "Company") and Ericsson Inc. ("Ericsson") entered into definitive agreements governing (i) the licensing and OEM arrangement relating to the Company's proprietary IS-661 technology,
(ii) the purchase by the Company's affiliates, including Omnipoint Communications Inc., of PCS 1900 handsets, (iii) the sale by Ericsson of infrastructure equipment, subject to completion of vendor financing agreements, for which the parties have entered into a non-binding commitment letter regarding the Company's New York MTA network, and (iv) cooperation on marketing, standards and technical activities. Also in April 1996, the Company and Orbitel Mobile Communications Limited ("Orbitel"), a wholly-owned subsidiary of Ericsson, have entered into a non-binding memorandum of understanding involving Orbitel's development of IS-661 and dual mode IS-661/PCS 1900 handsets. Over the next five years, Ericsson could receive more than $350 million of network equipment and services as well as $100 million for purchases of IS-661 and PCS 1900 handsets.

        The agreements are for a combination of IS-661 and PCS 1900 technologies, which both utilize GSM-based network architecture. The initial system configuration includes mobile switching centers, base station controllers and radio base station equipment as well as implementation and support services.


Item 7.  Exhibits

        Exhibit No.                             Description
        -----------                             -----------

            1*               Acquisition Agreement for Ericsson CMS 40 Personal
                             Communications Systems (PCS) Infrastructure
                             Equipment, dated as of April 16, 1996, by and between Ericsson Inc. and Omnipoint Communications
                             Inc.

            2*               Acquisition Supply and License Agreement for
                             Omnipoint Personal Communications Systems (PCS)
                             Infrastructure Products, dated as of April 16,
                             1996, by and between Ericsson Inc. and Omnipoint
                             Corporation

            3*               Agreement for Purchase and Sale of Ericsson Inc.
                             Mobile Terminal Units, dated as of April 16, 1996, by and between Ericsson Inc. and Omnipoint
                             Communications Inc.

            4* Memorandum of Understanding, dated April 2, 1996, by and between Omnipoint Corporation and Orbitel
                             Mobile Communications Ltd.

* Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, filed on June 27, 1996.

                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 27, 1996         OMNIPOINT CORPORATION



                                  By:        /s/ Edwin M. Martin, Jr.
                                       ----------------------------------------
                                           Edwin M. Martin, Jr., Secretary

                             OMNIPOINT CORPORATION

                                    FORM 8-K

                                 EXHIBIT INDEX

                                                                  Sequentially
Exhibit No.                              Description              Numbered Pages
- -----------                              -----------              --------------

    1*                       Acquisition Agreement for Ericsson
                             CMS 40 Personal Communications
                             Systems (PCS) Infrastructure
                             Equipment, dated as of April 16,
                             1996, by and between Ericsson Inc.
                             and Omnipoint Communications Inc.

    2*                       Acquisition Supply and License
                             Agreement for Omnipoint Personal
                             Communications Systems (PCS)
                             Infrastructure Products, dated as
                             of April 16, 1996, by and between
                             Ericsson Inc. and Omnipoint
                             Corporation

    3*                       Agreement for Purchase and Sale of
                             Ericsson Inc. Mobile Terminal
                             Units, dated as of April 16, 1996,
                             by and between Ericsson Inc. and
                             Omnipoint Communications Inc.

    4*                       Memorandum of Understanding, dated
                             April 2, 1996, by and between
                             Omnipoint Corporation and Orbitel
                             Mobile Communications Ltd.

* Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, filed on June 27, 1996.